UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Brookdale Senior Living Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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September 17, 2018

Dear Fellow Stockholder:

According to our latest records, we have not yet received your important vote in connection with the Annual Meeting of Stockholders of Brookdale Senior Living Inc. to be held on October 4, 2018.

Your Board of Directors unanimously recommends that stockholders vote FOR each of the items on the agenda, including the election of the three director nominees named therein: Marcus E. Bromley, Rita Johnson-Mills and Denise W. Warren. Mses. Johnson-Mills and Warren have decades of proven executive healthcare, finance and operational leadership experience, and Mr. Bromley draws on more than 35 years of real estate industry leadership experience. Following the nominees' elections at the Annual Meeting, the Board will have an average tenure of approximately five years, with half of the directors having joined the Board since July 2017 (including all three nominees).

Your vote at this year’s Annual Meeting is especially important since the approval of Proposals 4, 5 and 6 will require the favorable vote of at least either a majority of or 80% of our outstanding shares. These are proposals to amend our Certificate of Incorporation to declassify the Board, to eliminate supermajority voting for director removal by stockholders, and to eliminate provisions that are no longer applicable. Failing to vote on these matters will have the same effect as a vote against such proposals.

If you have not already done so, please vote TODAY by telephone or internet, or by signing, dating and returning the enclosed proxy card or voting instruction form in the envelope provided.

Thank you for your support.

Very truly yours,

Lee S. Wielansky
Chairman of the Board of Directors

REMEMBER:
You can vote your shares by telephone or Internet.
Please follow the easy instructions on the enclosed proxy card or voting instruction form.

If you have any questions, or need assistance in voting
your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED
TOLL-FREE, at 1-888-750-5834.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 4, 2018.

BROOKDALE SENIOR LIVING INC.

BROOKDALE SENIOR LIVING INC.
ATTN: CORPORATE SECRETARY
111 WESTWOOD PLACE, SUITE 400
BRENTWOOD, TN 37027

E51534-P12494

Meeting Information

Meeting Type: Annual Meeting
For holders as of: August 10, 2018
Date: October 4, 2018 **Time:** 10:00 AM CDT
Location: Brookdale Senior Living Inc.
111 Westwood Place
Brentwood, Tennessee 37027

You are receiving this communication because you hold shares in the company named above.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 20, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote now by telephone, call *1-800-690-6903.* Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E51535-P12494

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

		For	Against	Abstain
1a.	Marcus E. Bromley	☐	☐	☐
1b.	Rita Johnson-Mills	☐	☐	☐
1c.	Denise W. Warren	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

		For	Against	Abstain
2.	Advisory approval of named executive officer compensation.	☐	☐	☐
3.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2018.	☐	☐	☐
4.	Approval of amendments to the Company's Certificate of Incorporation to declassify the Board.	☐	☐	☐
5.	Approval of an amendment to the Company's Certificate of Incorporation to eliminate supermajority voting for director removal.	☐	☐	☐
6.	Approval of amendments to the Company's Certificate of Incorporation to eliminate provisions that are no longer applicable.	☐	☐	☐

NOTE: In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

E51536-P12494

Non-Voting Items

BROOKDALE SENIOR LIVING INC.
Annual Meeting of Stockholders
October 4, 2018 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Lee S. Wielansky, Lucinda M. Baier and Chad C. White or any of them, each with power of substitution and revocation as proxy or proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Brookdale Senior Living Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Brookdale Senior Living Inc., to be held on Thursday, October 4, 2018 at 10:00 A.M., local time, at the Company's corporate offices located at 111 Westwood Place, Brentwood, Tennessee, including any adjournments and postponements thereof, upon the matters set forth on the reverse side and more fully described in the notice and proxy statement for said Annual Meeting and in their discretion upon all other matters that may properly come before said Annual Meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5, FOR PROPOSAL 6 AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	/ / Date - (Please print date)

E51537-P12494